IES Industries Inc.                                                EXHIBIT A
Consolidated Balance Sheet                                         PAGE 1 OF 3
As of December 31, 1996
                                                                                                                        Consol.
                                         IES              IES            IES                           Eliminat.          IES
                                      Utilities       Diversified    Industries        Subtotal         Entries        Industries
Assets -
Utility Plant in Service:
  Electric                            2,007,838,558              0              0     2,007,838,558                    2,007,838,558
  Gas                                   175,471,983              0              0       175,471,983                      175,471,983
  Other                                 126,849,801              0              0       126,849,801                      126,849,801
    Total                             2,310,160,342              0              0     2,310,160,342              0     2,310,160,342
  Less - accum. depreciation         (1,030,389,712)             0              0    (1,030,389,712)                 (1,030,389,712)
    Net plant in service              1,279,770,630              0              0     1,279,770,630              0     1,279,770,630

Leased nuclear fuel                      34,724,713              0              0        34,724,713                       34,724,713
Construction work in progress            43,719,498              0              0        43,719,498                       43,719,498

    Total utility plant               1,358,214,841              0              0     1,358,214,841              0     1,358,214,841

Other property                            7,309,572    286,637,023              0       293,946,595       (110,544)      293,836,051
Less - accum. depreciation               (1,437,814)   (68,592,959)             0       (70,030,773)                    (70,030,773)
  Net other property                      5,871,758    218,044,064              0       223,915,822       (110,544)      223,805,278

Total Property                        1,364,086,599    218,044,064              0     1,582,130,663       (110,544)    1,582,020,119

Investments:
Consolidated subsidiaries                         0              0    641,485,015       641,485,015   (641,485,015)                0
Equity investments                          256,133     78,631,054              0        78,887,187                       78,887,187
Decommissioning trust funds              59,324,557              0              0        59,324,557                       59,324,557
Other                                     4,338,438        104,614      6,936,303        11,379,355                       11,379,355
  Total Investments                      63,919,128     78,735,668    648,421,318       791,076,114   (641,485,015)      149,591,099

Current assets:
Cash                                        240,164      7,304,905       (236,560)        7,308,509                        7,308,509
Cash on deposit with trustee                204,316              0              0           204,316                          204,316
Temp. cash invest - affiliates           11,367,894     (6,154,198)    (5,213,696)                0                                0
Temp. cash investments                            0      1,310,000         56,827         1,366,827                        1,366,827
Acct. rec. - customers, net                 553,766     28,360,305              0        28,914,071                       28,914,071
Acct. rec. - other                       10,678,675      1,335,023         26,357        12,040,055                       12,040,055
Acct. rec. - intercompany                   591,746      6,832,464      1,775,177         9,199,387     (9,199,387)                0
Dividend rec. - intercompany                      0              0              0                 0                                0
Income tax refund rec.                    2,663,528              0      6,226,075         8,889,603                        8,889,603
Accrued utility revenues                 21,907,425              0              0        21,907,425                       21,907,425
Production fuel                          13,322,654              0              0        13,322,654                       13,322,654
Materials and supplies                   21,715,645      1,126,302              0        22,841,947                       22,841,947
Prepayments and other                    45,040,256      5,291,233        172,855        50,504,344                       50,504,344
Energy adjustment clause balances        10,751,624              0              0        10,751,624                       10,751,624
  Total current assets                  139,037,693     45,406,034      2,807,035       187,250,762     (9,199,387)      178,051,375

Other assets:
Deferred charges                         10,438,036        399,423              0        10,837,459                       10,837,459
Regulatory assets                       201,128,660              0              0       201,128,660                      201,128,660
Other                                             0      3,933,085              0         3,933,085                        3,933,085
  Total other assets                    211,566,696      4,332,508              0       215,899,204              0       215,899,204

Total assets                          1,778,610,116    346,518,274    651,228,353     2,776,356,743   (650,794,946)    2,125,561,797

                             NOTE:  Numbers may not foot due to rounding.

IES Industries Inc.                                                EXHIBIT A
Consolidated Balance Sheet                                         PAGE 2 OF 3
As of December 31, 1996
                                                                                                                        Consol.
                                         IES              IES            IES                           Eliminat.          IES
                                      Utilities       Diversified    Industries        Subtotal         Entries        Industries
Capitalization and Liabilities -
Capitalization:
Common stock                             33,426,970    123,872,941    407,634,632       564,934,543   (157,299,911)      407,634,632
Paid-in surplus                         279,042,085              0              0       279,042,085   (279,042,085)                0
Retained earnings                       231,337,218    (26,194,168)   219,350,638       424,493,688   (205,247,326)      219,246,362
  Total common equity                   543,806,273     97,678,773    626,985,270     1,268,470,316   (641,589,322)      626,880,994

Preferred stock                          18,320,300              0              0        18,320,300                       18,320,300
Long-term debt                          517,333,642    183,765,762              0       701,099,404                      701,099,404
  Total Capitalization                1,079,460,215    281,444,535    626,985,270     1,987,890,020   (641,589,322)    1,346,300,698

Current liabilities:
Long-term debt maturities                 8,140,000        332,803              0         8,472,803                        8,472,803
Short-term borrowings                   135,000,000              0              0       135,000,000                      135,000,000
Nuclear fuel lease obligation            15,124,505              0              0        15,124,505                       15,124,505
Accounts payable - trade                 69,821,378     28,719,961      1,322,405        99,863,744         (3,194)       99,860,550
Accounts pay. - intercompany              6,466,063      2,730,130              0         9,196,193     (9,196,193)                0
Dividends pay. - intercompany                     0              0              0                 0                                0
Dividends payable                           228,594              0     16,202,709        16,431,303                       16,431,303
Accrued interest                          8,839,360        145,367              0         8,984,727                        8,984,727
Accrued other taxes                      40,231,672      2,360,535              0        42,592,207                       42,592,207
Adjustment clause balances                        0              0              0                 0                                0
Accrued income taxes                        721,119        613,138              0         1,334,257                        1,334,257
Accum. refueling outage prov.             1,316,412              0              0         1,316,412                        1,316,412
Other                                    22,402,111      4,342,747      1,021,690        27,766,548                       27,766,548
  Total current liabilities             308,291,214     39,244,681     18,546,804       366,082,699     (9,199,387)      356,883,312

Long-term liabilities:
Nuclear fuel lease obligations           19,600,207              0              0        19,600,207                       19,600,207
Environmental liabilities                40,298,373      7,204,000              0        47,502,373                       47,502,373
Other                                    39,856,426      6,430,859     11,849,108        58,136,393         (6,237)       58,130,156
  Total long-term liabilities            99,755,006     13,634,859     11,849,108       125,238,973         (6,237)      125,232,736

Deferred Credits:
Accum. deferred income taxes            256,633,862     12,194,196     (6,152,828)      262,675,230                      262,675,230
Accum. deferred inv. tax cr.             34,469,819              0              0        34,469,819                       34,469,819
  Total deferred credits                291,103,681     12,194,196     (6,152,828)      297,145,049              0       297,145,049

Total cap. and liabilities            1,778,610,116    346,518,271    651,228,354     2,776,356,741   (650,794,946)    2,125,561,795

                             NOTE:  Numbers may not foot due to rounding.

IES Industries Inc.                                                EXHIBIT A
Consolidated Statement of Income                                   PAGE 3 OF 3
For the Year Ended December 31, 1996
                                                                                                                        Consol.
                                         IES              IES            IES                           Eliminat.          IES
                                      Utilities       Diversified    Industries        Subtotal         Entries        Industries
Revenues:
Electric                                574,272,624              0              0       574,272,624                      574,272,624
Gas                                     160,864,061    113,114,630              0       273,978,691                      273,978,691
Steam                                    19,492,490      4,362,130              0        23,854,620                       23,854,620
Other                                       349,726    102,917,181              0       103,266,907     (1,460,946)      101,805,961
  Total revenues                        754,978,901    220,393,941              0       975,372,842     (1,460,946)      973,911,896

Operating expenses:
Fuel for production                      84,579,026              0              0        84,579,026                       84,579,026
Purchased power                          88,349,890              0              0        88,349,890                       88,349,890
Gas purchased for resale                103,876,773    113,473,999              0       217,350,772                      217,350,772
Other operating expenses                150,001,100     66,568,098       (349,715)      216,219,483     (1,460,946)      214,758,537
Maintenance                              45,869,347      3,132,083              0        49,001,430                       49,001,430
Depreciation and amortization            84,975,141     22,418,155              0       107,393,296                      107,393,296
Property taxes                           38,369,723      1,380,610              0        39,750,333                       39,750,333
Miscellaneous taxes                       5,233,150      3,187,146              0         8,420,296                        8,420,296
  Total operating expenses              601,254,150    210,160,091       (349,715)      811,064,526     (1,460,946)      809,603,580

Operating income                        153,724,751     10,233,850        349,715       164,308,316              0       164,308,316

Other income and deductions:
AFUDC - equity                               99,973              0              0            99,973                           99,973
Income from subsidiaries                    260,944       (250,212)   (67,360,730)      (67,349,998)    67,360,730            10,732
Miscellaneous (net)                       5,030,778     (3,021,164)      (405,693)        1,603,921        717,471         2,321,392
  Total                                   5,391,695     (3,271,376)   (67,766,423)      (65,646,104)    68,078,201         2,432,097

Interest expense and other:
Long-term debt                           37,046,564      8,343,198        653,680        46,043,442       (717,471)       45,325,971
Other                                     6,667,609         17,240      2,811,277         9,496,126                        9,496,126
Preferred dividends of sub.                       0              0              0                 0        914,374           914,374
AFUDC - debt                             (2,202,672)             0              0        (2,202,672)                     (2,202,672)
  Total                                  41,511,501      8,360,438      3,464,957        53,336,896        196,903        53,533,799

Income before income taxes              106,821,555      5,144,788     64,651,181       176,617,524    (68,275,104)      108,342,420

Federal and state income tax:
Current                                  35,329,857     (1,049,387)     3,965,941        38,246,411                       38,246,411
Deferred                                 10,408,035      1,648,409       (222,273)       11,834,171                       11,834,171
Amortization of inv. tax. cr.            (2,645,461)             0              0        (2,645,461)                     (2,645,461)
  Total                                  43,092,431        599,022      3,743,668        47,435,121              0        47,435,121

Net Income                               63,729,124      4,545,766     60,907,513       129,182,403    (68,275,104)       60,907,299

Preferred dividend requirement              914,373              0              0           914,373       (914,374)              (1)

Net Income for common stock              62,814,751      4,545,766     60,907,513       128,268,030    (67,360,730)       60,907,300

                             NOTE:  Numbers may not foot due to rounding.

IES Utilities Inc.                                               EXHIBIT A (i)
Consolidated Balance Sheet                                       PAGE 1 OF 3
As of December 31, 1996
                                                                                                        Consol.
                                        IES         Midland     IES                     Eliminat.         IES
                                     Utilities    Development Ventures    Subtotal       Entries     Utilities Inc.
Assets -
Utility Plant in Service:
  Electric                          2,000,117,854          0        0   2,000,117,854     7,720,704   2,007,838,558
  Gas                                 175,471,983          0        0     175,471,983                   175,471,983
  Other                               126,849,801          0        0     126,849,801                   126,849,801
    Total                           2,302,439,638          0        0   2,302,439,638     7,720,704   2,310,160,342
  Less - accum. depreciation       (1,030,389,712)         0        0  (1,030,389,712)               (1,030,389,712)
    Net plant in service            1,272,049,926          0        0   1,272,049,926     7,720,704   1,279,770,630

Leased nuclear fuel                    34,724,713          0        0      34,724,713                    34,724,713
Construction work in progress          39,810,422          0        0      39,810,422     3,909,076      43,719,498

    Total utility plant             1,346,585,061          0        0   1,346,585,061    11,629,780   1,358,214,841

Other property                                  0  4,944,728        0       4,944,728     2,364,844       7,309,572
Less - accum. depreciation                      0    (32,392)       0         (32,392)   (1,405,422)     (1,437,814)
  Net other property                            0  4,912,336        0       4,912,336       959,422       5,871,758

Total Property                      1,346,585,061  4,912,336        0   1,351,497,397    12,589,202   1,364,086,599

Investments:
Consolidated subsidiaries               5,046,862          0        0       5,046,862    (5,046,862)              0
Decommissioning trust funds            59,324,557          0        0      59,324,557                    59,324,557
Cash Surr Value - Life Ins              4,280,619          0        0       4,280,619                     4,280,619
Other                                   1,273,375          0        0       1,273,375      (959,423)        313,952
  Total Investments                    69,925,413          0        0      69,925,413    (6,006,285)     63,919,128

Current assets:
Cash                                      240,164          0        0         240,164                       240,164
Cash on deposit with trustee              204,316          0        0         204,316                       204,316
Temp. cash investments                          0          0        0               0                             0
Temp. cash invest - affiliates         11,367,894          0        0      11,367,894                    11,367,894
Acct. rec. - customers, net               546,822      6,944        0         553,766                       553,766
Acct. rec. - other                     10,678,675          0  500,000      11,178,675      (500,000)     10,678,675
Acct. rec. - intercompany               1,007,656    103,723        0       1,111,379      (519,633)        591,746
Dividend rec. - intercompany                    0          0        0               0                             0
Income tax refund rec.                  2,663,528          0        0       2,663,528                     2,663,528
Accrued utility revenues               21,907,425          0        0      21,907,425                    21,907,425
Production fuel                        13,322,654          0        0      13,322,654                    13,322,654
Materials and supplies                 21,715,645          0        0      21,715,645                    21,715,645
Prepayments and other                  18,001,401          0        0      18,001,401       500,000      18,501,401
Energy adjustment clause balances      10,751,624          0        0      10,751,624                    10,751,624
Regulatory assets                      26,538,855          0        0      26,538,855                    26,538,855
  Total current assets                138,946,659    110,667  500,000     139,557,326      (519,633)    139,037,693

Other assets:
Deferred charges and other             10,438,036          0        0      10,438,036                    10,438,036
Regulatory assets                     212,758,440          0        0     212,758,440   (11,629,780)    201,128,660
Other                                           0          0        0               0                             0
  Total other assets                  223,196,476          0        0     223,196,476   (11,629,780)    211,566,696

Total assets                        1,778,653,609  5,023,003  500,000   1,784,176,612    (5,566,496)  1,778,610,116

                             NOTE:  Numbers may not foot due to rounding.

IES Utilities Inc.                                               EXHIBIT A (i)
Consolidated Balance Sheet                                       PAGE 2 OF 3
As of December 31, 1996
                                                                                                        Consol.
                                        IES         Midland     IES                     Eliminat.         IES
                                     Utilities    Development Ventures    Subtotal       Entries     Utilities Inc.
Capitalization and Liabilities -
Capitalization:
Common stock                           33,426,970  4,912,336        0      38,339,306    (4,912,336)     33,426,970
Paid-in surplus                       279,042,085          0        0     279,042,085                   279,042,085
Retained earnings                     231,337,218         14  134,512     231,471,744      (134,526)    231,337,218
  Total common equity                 543,806,273  4,912,350  134,512     548,853,135    (5,046,862)    543,806,273

Preferred stock                        18,320,300          0        0      18,320,300                    18,320,300
Long-term debt                        517,333,642          0        0     517,333,642                   517,333,642
  Total Capitalization              1,079,460,215  4,912,350  134,512   1,084,507,077    (5,046,862)  1,079,460,215

Current liabilities:
Long-term debt maturities               8,140,000          0        0       8,140,000                     8,140,000
Notes payable - asscociated companies           0          0  500,000         500,000      (500,000)              0
Short-term borrowings                 110,000,000          0        0     110,000,000                   110,000,000
Notes payable                          25,000,000          0        0      25,000,000                    25,000,000
Nuclear fuel lease obligation          15,124,505          0        0      15,124,505                    15,124,505
Accounts payable - trade               69,821,378          0        0      69,821,378                    69,821,378
Accounts pay. - intercompany            6,726,212   (105,995)(134,521)      6,485,696       (19,633)      6,466,063
Dividends pay. - intercompany                   0          0        0               0                             0
Dividends payable                         228,594          0        0         228,594                       228,594
Accrued interest                        8,839,360          0        0       8,839,360                     8,839,360
Accrued other taxes                    40,952,791          0        0      40,952,791                    40,952,791
Adjustment clause balances                      0          0        0               0                             0
Accrued income taxes                            0          0        0               0                             0
Accum. refueling outage prov.           1,316,412          0        0       1,316,412                     1,316,412
FMGP/NEPA obligation                    5,517,146          0        0       5,517,146                     5,517,146
Other                                  16,884,965          0        0      16,884,965                    16,884,965
  Total current liabilities           308,551,363   (105,995) 365,479     308,810,847      (519,633)    308,291,214


Long-term liabilities:
Pension & other benefit obligation     25,826,311          0        0      25,826,311                    25,826,311
Nuclear fuel lease obligations         19,600,207          0        0      19,600,207                    19,600,207
Environmental liabilities              31,226,000          0        0      31,226,000                    31,226,000
NEPA obligation                         9,072,373          0        0       9,072,373                     9,072,373
Other                                  14,030,115          0        0      14,030,115                    14,030,115
  Total long-term liabilities          99,755,006          0        0      99,755,006             0      99,755,006

Deferred Credits:
Accum. deferred income taxes          256,417,205    216,648        9     256,633,862                   256,633,862
Accum. deferred inv. tax cr.           34,469,819          0        0      34,469,819                    34,469,819
  Total deferred credits              290,887,024    216,648        9     291,103,681             0     291,103,681

Total cap. and liabilities          1,778,653,608  5,023,003  500,000   1,784,176,611    (5,566,495)  1,778,610,116

                             NOTE:  Numbers may not foot due to rounding.

IES Utilities Inc.                                               EXHIBIT A (i)
Consolidated Statement of Income                                 PAGE 3 OF 3
For the Year Ended December 31, 1996
                                                                                                        Consol.
                                        IES         Midland     IES                     Eliminat.         IES
                                     Utilities    Development Ventures    Subtotal       Entries     Utilities Inc.

Revenues:
Electric                              574,272,624          0        0     574,272,624                   574,272,624
Gas                                   160,864,061          0        0     160,864,061                   160,864,061
Steam                                  19,492,490          0        0      19,492,490                    19,492,490
Other                                           0    349,726        0         349,726                       349,726
  Total revenues                      754,629,175    349,726        0     754,978,901             0     754,978,901

Operating expenses:
Fuel for production                    84,579,026          0        0      84,579,026                    84,579,026
Purchased power                        88,349,890          0        0      88,349,890                    88,349,890
Gas purchased for resale              103,876,773          0        0     103,876,773                   103,876,773
Other operating expenses              149,665,739    323,073   12,288     150,001,100                   150,001,100
Maintenance                            45,869,347          0        0      45,869,347                    45,869,347
Depreciation and amortization          84,949,174     25,967        0      84,975,141                    84,975,141
Property taxes                         38,367,960      1,763        0      38,369,723                    38,369,723
Miscellaneous taxes                     5,233,150          0        0       5,233,150                     5,233,150
  Total operating expenses            600,891,059    350,803   12,288     601,254,150             0     601,254,150

Operating income (loss)               153,738,116     (1,077) (12,288)    153,724,751             0     153,724,751

Other income and deductions:
AFUDC - equity                             99,973          0        0          99,973                        99,973
Income from subsidiaries                  159,481          0        0         159,481       101,463         260,944
Miscellaneous (net)                     5,030,778          0        0       5,030,778                     5,030,778
BTL Taxes                              (3,259,258)         0        0      (3,259,258)    3,259,258               0
  Total                                 2,030,974          0        0       2,030,974     3,360,721       5,391,695

Interest expense and other:
Long-term debt                         37,047,933     (1,076)    (293)     37,046,564                    37,046,564
Other                                   6,667,609          0        0       6,667,609                     6,667,609
Preferred dividends of sub.                     0          0        0               0                             0
AFDUC - debt                           (2,202,672)         0        0      (2,202,672)                   (2,202,672)
  Total                                41,512,870     (1,076)    (293)     41,511,501             0      41,511,501

Income(loss) before inc. taxes        110,194,272         (1) (11,995)    110,182,276    (3,360,721)    106,821,555

Federal and state income tax:
Current                                38,708,824   (216,662)(113,467)     38,378,695    (3,048,838)     35,329,857
Deferred                               10,401,784    216,662        9      10,618,455      (210,420)     10,408,035
Amortization of inv. tax. cr.          (2,645,461)         0        0      (2,645,461)                   (2,645,461)
  Total                                46,465,147          0 (113,458)     46,351,689    (3,259,258)     43,092,431

Net Income                             63,729,125         (1) 101,463      63,830,587      (101,463)     63,729,124

Preferred dividend requirement            914,373          0        0         914,373                       914,373

Net Income for common stock            62,814,752         (1) 101,463      62,916,214      (101,463)     62,814,751

                                  NOTE:  Numbers may not foot due to rounding.

IES Diversified Inc.                                            EXHIBIT A (ii)
Consolidated Balance Sheet                                         PAGE 1 OF 6
As of December 31, 1996
                                      IES            IES            IES           IES             IES
                                  Transport.     Investments      Energy       Internat'l.    Diversified     Subtotal
Assets -
Other property                      55,216,774     40,671,454    193,659,229              0        255,716    289,803,173
Less - accum. depreciation         (12,013,892)    (6,352,851)   (50,036,253)             0       (189,963)   (68,592,959)
  Net other property                43,202,882     34,318,603    143,622,976              0         65,753    221,210,214

Investments:
Consolidated subsidiaries                    0              0              0              0    270,257,572    270,257,572
Equity investments                     108,680     61,120,533              0     33,280,843              0     94,510,056
Decommissioning trust funds                  0              0              0              0              0              0
Other                                        0              0        104,614              0     (3,000,000)    (2,895,386)
  Total Investments                    108,680     61,120,533        104,614     33,280,843    267,257,572    361,872,242

Current assets:
Cash                                    93,552      1,096,739      3,197,596              0      1,769,987      6,157,874
Temp. cash invest - affiliates               0              0              0              0     (6,154,198)    (6,154,198)
Temp. cash investments                       0      1,310,000              0              0              0      1,310,000
Acct. rec. - customers, net          2,784,558        139,050     25,225,203              0              0     28,148,811
Acct. rec. - other                           0        510,523        728,205              0         96,295      1,335,023
Acct. rec. - intercompany              958,316      1,147,630      4,630,193              0        481,725      7,217,864
Income tax refunds receivable                0              0              0              0              0              0
Materials and supplies               1,045,968         80,334              0              0              0      1,126,302
Prepayments and other                  195,234      1,699,700      2,617,054              0        778,307      5,290,295
  Total current assets               5,077,628      5,983,976     36,398,251              0     (3,027,884)    44,431,971

Other assets:
Advances payable to parent                   0          2,051              0              0              0          2,051
Deferred charges                         8,455        125,176              0              0        265,792        399,423
Regulatory assets                            0              0              0              0              0              0
Other                                        0      3,882,844         50,241              0      5,500,000      9,433,085
  Total other assets                     8,455      4,010,071         50,241              0      5,765,792      9,834,559

Total assets                        48,397,645    105,433,183    180,176,082     33,280,843    270,061,233    637,348,986

                             NOTE:  Numbers may not foot due to rounding.

IES Diversified Inc.                                            EXHIBIT A (ii)
Consolidated Balance Sheet                                      PAGE 2 OF 6
As of December 31, 1996
                                                                  Consol.
                                                  Eliminat.         IES
                                   Subtotal        Entries      Diversified
Assets -
Other property                     289,803,173     (3,166,150)   286,637,023
Less - accum. depreciation         (68,592,959)                  (68,592,959)
  Net other property               221,210,214     (3,166,150)   218,044,064

Investments:
Consolidated subsidiaries          270,257,572   (270,257,572)             0
Equity investments                  94,510,056    (15,879,002)    78,631,054
Decommissioning trust funds                  0                             0
Other                               (2,895,386)     3,000,000        104,614
  Total Investments                361,872,242   (283,136,574)    78,735,668

Current assets:
Cash                                 6,157,874      1,147,031      7,304,905
Temp. cash invest - affiliates      (6,154,198)                   (6,154,198)
Temp. cash investments               1,310,000                     1,310,000
Acct. rec. - customers, net         28,148,811        211,494     28,360,305
Acct. rec. - other                   1,335,023                     1,335,023
Acct. rec. - intercompany            7,217,864       (385,400)     6,832,464
Income tax refunds receivable                0                             0
Materials and supplies               1,126,302                     1,126,302
Prepayments and other                5,290,295            938      5,291,233
  Total current assets              44,431,971        974,063     45,406,034

Other assets:
Advances payable to parent               2,051         (2,051)             0
Deferred charges                       399,423                       399,423
Regulatory assets                            0                             0
Other                                9,433,085     (5,500,000)     3,933,085
  Total other assets                 9,834,559     (5,502,051)     4,332,508

Total assets                       637,348,986   (290,830,712)   346,518,274

                             NOTE:  Numbers may not foot due to rounding.

IES Diversified Inc.                                            EXHIBIT A (ii)
Consolidated Balance Sheet                                      PAGE 3 OF 6
As of December 31, 1996
                                      IES            IES            IES            IES            IES
                                  Transport.     Investments      Energy       Internat'l.    Diversified     Subtotal
Capitalization and Liabilities -
Capitalization:
Common stock                        25,164,269     86,201,037    128,622,967     16,561,553    123,872,941    380,422,767
Paid-in surplus                              0              0              0              0              0              0
Retained earnings                    4,485,263        450,032      8,345,005        427,446    (26,028,018)   (12,320,272)
  Total common equity               29,649,532     86,651,069    136,967,972     16,988,999     97,844,923    368,102,495
Preferred stock of IES Int'l.                0              0              0     15,879,002              0     15,879,002
Long-term debt                       5,500,000     11,660,762              0              0    172,105,000    189,265,762
  Total Capitalization              35,149,532     98,311,831    136,967,972     32,868,001    269,949,923    573,247,259

Current liabilities:
Long-term debt maturities                    0        332,803              0              0              0        332,803
Accounts payable - trade             3,665,804        200,972     24,670,012         65,000        118,173     28,719,961
Accounts pay. - intercompany           786,903        213,565        242,790        585,176      1,075,602      2,904,036
Dividends pay. - intercompany                0              0              0              0              0              0
Accrued interest                             0         13,117              0              0        132,250        145,367
Accrued other taxes                    930,026        818,502        612,007              0              0      2,360,535
Accrued income taxes                         0              0        334,930        278,208              0        613,138
Other                                  634,081        849,541      1,710,864              0          1,230      3,195,716
  Total current liabilities          6,016,814      2,428,500     27,570,603        928,384      1,327,255     38,271,556

Long-term liabilities:
Advance from parent                   (372,442)             0              0              0        373,555          1,113
Environmental liabilities              100,000         70,000      7,034,000              0              0      7,204,000
Other                                2,662,620      3,651,319         40,303              0         76,617      6,430,859
  Total long-term liabilities        2,390,178      3,721,319      7,074,303              0        450,172     13,635,972

Deferred Credits:
Accum. deferred income taxes         4,841,124        971,528      8,563,203       (515,542)    (1,666,117)    12,194,196
Accum. deferred inv. tax cr.                 0              0              0              0              0              0
  Total deferred credits             4,841,124        971,528      8,563,203       (515,542)    (1,666,117)    12,194,196

Total cap. and liabilities          48,397,648    105,433,178    180,176,081     33,280,843    270,061,233    637,348,983

                             NOTE:  Numbers may not foot due to rounding.

IES Diversified Inc.                                            EXHIBIT A (ii)
Consolidated Balance Sheet                                      PAGE 4 OF 6
As of December 31, 1996
                                                                  Consol.
                                                  Eliminat.         IES
                                   Subtotal        Entries      Diversified
Capitalization and Liabilities -
Capitalization:
Common stock                       380,422,767   (256,549,826)   123,872,941
Paid-in surplus                              0                             0
Retained earnings                  (12,320,272)   (13,873,896)   (26,194,168)
  Total common equity              368,102,495   (270,423,722)    97,678,773
Preferred stock of IES Int'l.       15,879,002    (15,879,002)             0
Long-term debt                     189,265,762     (5,500,000)   183,765,762
  Total Capitalization             573,247,259   (291,802,724)   281,444,535

Current liabilities:
Long-term debt maturities              332,803                       332,803
Accounts payable - trade            28,719,961                    28,719,961
Accounts pay. - intercompany         2,904,036       (173,906)     2,730,130
Dividends pay. - intercompany                0                             0
Accrued interest                       145,367                       145,367
Accrued other taxes                  2,360,535                     2,360,535
Accrued income taxes                   613,138                       613,138
Other                                3,195,716      1,147,031      4,342,747
  Total current liabilities         38,271,556        973,125     39,244,681

Long-term liabilities:
Advance from parent                      1,113         (1,113)             0
Environmental liabilities            7,204,000                     7,204,000
Other                                6,430,859                     6,430,859
  Total long-term liabilities       13,635,972         (1,113)    13,634,859

Deferred Credits:
Accum. deferred income taxes        12,194,196                    12,194,196
Accum. deferred inv. tax cr.                 0                             0
  Total deferred credits            12,194,196              0     12,194,196

Total cap. and liabilities         637,348,983   (290,830,712)   346,518,271

                             NOTE:  Numbers may not foot due to rounding.

IES Diversified Inc.                                            EXHIBIT A (ii)
Consolidated Statement of Income                                PAGE 5 OF 6
For the Year Ended December 31, 1996
                                      IES            IES            IES            IES            IES
                                  Transport.     Investments      Energy       Internat'l.    Diversified     Subtotal

Revenues:
Gas                                          0              0    113,114,630              0              0    113,114,630
Steam                                        0              0      4,362,130              0              0      4,362,130
Other                               19,661,911      9,746,424     73,508,846              0              0    102,917,181
  Total revenues                    19,661,911      9,746,424    190,985,606              0              0    220,393,941

Operating expenses:
Gas purchased for resale                     0              0    113,473,999              0              0    113,473,999
Other operating expenses             8,326,228      7,421,078     43,924,664      1,107,373      5,788,755     66,568,098
Maintenance                          1,811,500      1,023,533        297,050              0              0      3,132,083
Depreciation and amortization        1,687,624      1,304,535     19,381,152              0         44,844     22,418,155
Property taxes                         632,800        588,210        159,600              0              0      1,380,610
Miscellaneous taxes                    749,126              0      2,438,020              0              0      3,187,146
  Total operating expenses          13,207,278     10,337,356    179,674,485      1,107,373      5,833,599    210,160,091

Operating income (loss)              6,454,633       (590,932)    11,311,121     (1,107,373)    (5,833,599)    10,233,850

Other income and deductions:
Income from subsidiaries                     0           (212)             0       (250,000)   (13,414,925)   (13,665,137)
Other                                 (147,362)    (3,903,535)       (92,948)    (1,406,390)     1,312,996     (4,237,240)
  Total                               (147,362)    (3,903,747)       (92,948)    (1,656,390)   (12,101,929)   (17,902,377)

Interest expense                       506,072      1,148,338        240,162         67,966      7,565,221      9,527,759

Income(loss) before inc. taxes       6,095,923      2,164,477     11,163,907        481,051     (1,296,891)    18,608,468

Federal and state income taxes:
Current                              2,032,203        441,495      1,066,431        569,148     (5,158,664)    (1,049,387)
Deferred                               481,849        101,123      2,313,653       (515,542)      (732,674)     1,648,409
Amortization of inv. tax. cr.                0              0              0              0              0              0
  Total income taxes                 2,514,052        542,618      3,380,084         53,606     (5,891,338)       599,022

Net Income                           3,581,871      1,621,859      7,783,823        427,445      4,594,447     18,009,446

                             NOTE:  Numbers may not foot due to rounding.

IES Diversified Inc.                                            EXHIBIT A (ii)
Consolidated Statement of Income                                PAGE 6 OF 6
For the Year Ended December 31, 1996
                                                                  Consol.
                                                  Eliminat.         IES
                                   Subtotal        Entries      Diversified

Revenues:
Gas                                113,114,630                   113,114,630
Steam                                4,362,130                     4,362,130
Other                              102,917,181                   102,917,181
  Total revenues                   220,393,941              0    220,393,941

Operating expenses:
Gas purchased for resale           113,473,999                   113,473,999
Other operating expenses            66,568,098                    66,568,098
Maintenance                          3,132,083                     3,132,083
Depreciation and amortization       22,418,155                    22,418,155
Property taxes                       1,380,610                     1,380,610
Miscellaneous taxes                  3,187,146                     3,187,146
  Total operating expenses         210,160,091              0    210,160,091

Operating income (loss)             10,233,850              0     10,233,850

Other income and deductions:
Income from subsidiaries           (13,665,137)    13,414,925       (250,212)
Other                               (4,237,240)     1,216,076     (3,021,164)
  Total                            (17,902,377)    14,631,001     (3,271,376)

Interest expense                     9,527,759     (1,167,321)     8,360,438

Income(loss) before inc. taxes      18,608,468    (13,463,680)     5,144,788

Federal and state income taxes:
Current                             (1,049,387)                   (1,049,387)
Deferred                             1,648,409                     1,648,409
Amortization of inv. tax. cr.                0                             0
  Total income taxes                   599,022              0        599,022

Net Income                          18,009,446    (13,463,680)     4,545,766

                             NOTE:  Numbers may not foot due to rounding.

IES Transportation Inc.                                        EXHIBIT A (iii)
Consolidated Balance Sheet                                     PAGE 1 OF 6
As of December 31, 1996
                                                IEI Barge      Transfer        IES
                                   CRANDIC       Services      Services     Transport.     Subtotal
Assets -
Other property                     43,150,167    10,985,092       913,160             0    55,048,419
Less - accum. depreciation         (8,549,081)   (3,338,081)     (126,730)            0   (12,013,892)
  Net other property               34,601,086     7,647,011       786,430             0    43,034,527

Investments:
Consolidated subsidiaries                   0             0             0    29,484,346    29,484,346
Equity investments                          0             0             0       108,680       108,680
Decommissioning trust funds                 0             0             0             0             0
Other                                       0             0             0             0             0
  Total Investments                         0             0             0    29,593,026    29,593,026

Current assets:
Cash                                    1,300        92,252             0             0        93,552
Temp. cash invest - affiliates              0             0             0             0             0
Temp. cash investments                      0             0             0             0             0
Acct. rec. - customers, net         2,461,009       274,267        49,282             0     2,784,558
Acct. rec. - other                          0             0             0             0             0
Acct. rec. - intercompany             957,845             0             0        35,787       993,632
Materials and supplies              1,037,731             0             0         8,237     1,045,968
Prepayments and other                  94,834        97,970         2,430             0       195,234
  Total current assets              4,552,719       464,489        51,712        44,024     5,112,944

Other assets:
Deferred charges                        8,455             0             0             0         8,455
Regulatory assets                           0             0             0             0             0
Other                                       0             0             0             0             0
  Total other assets                    8,455             0             0             0         8,455

Total assets                       39,162,260     8,111,500       838,142    29,637,050    77,748,952

                             NOTE:  Numbers may not foot due to rounding.

IES Transportation Inc.                                        EXHIBIT A (iii)
Consolidated Balance Sheet                                     PAGE 2 OF 6
As of December 31, 1996
                                                               Consol.
                                                Eliminat.        IES
                                   Subtotal      Entries      Transport
Assets -
Other property                     55,048,419       168,355    55,216,774
Less - accum. depreciation        (12,013,892)                (12,013,892)
  Net other property               43,034,527       168,355    43,202,882

Investments:
Consolidated subsidiaries          29,484,346   (29,484,346)            0
Equity investments                    108,680                     108,680
Decommissioning trust funds                 0                           0
Other                                       0                           0
  Total Investments                29,593,026   (29,484,346)      108,680

Current assets:
Cash                                   93,552                      93,552
Temp. cash invest - affiliates              0                           0
Temp. cash investments                      0                           0
Acct. rec. - customers, net         2,784,558                   2,784,558
Acct. rec. - other                          0                           0
Acct. rec. - intercompany             993,632       (35,316)      958,316
Materials and supplies              1,045,968                   1,045,968
Prepayments and other                 195,234                     195,234
  Total current assets              5,112,944       (35,316)    5,077,628

Other assets:
Deferred charges                        8,455                       8,455
Regulatory assets                           0                           0
Other                                       0                           0
  Total other assets                    8,455             0         8,455

Total assets                       77,748,952   (29,351,307)   48,397,645

                             NOTE:  Numbers may not foot due to rounding.

IES Transportation Inc.                                        EXHIBIT A (iii)
Consolidated Balance Sheet                                     PAGE 3 OF 6
As of December 31, 1996
                                                IEI Barge      Transfer        IES
                                   CRANDIC       Services      Services     Transport.     Subtotal
Capitalization and Liabilities -
Capitalization:
Common stock                        6,383,024     2,466,800       846,402    25,164,269    34,860,495
Paid-in surplus                             0             0             0             0             0
Retained earnings                  20,409,127       (92,087)     (108,348)    4,485,263    24,693,955
  Total common equity              26,792,151     2,374,713       738,054    29,649,532    59,554,450

Long-term debt                              0     5,500,000             0             0     5,500,000
  Total Capitalization             26,792,151     7,874,713       738,054    29,649,532    65,054,450

Current liabilities:
Long-term debt maturities                   0             0             0             0             0
Accounts payable - trade            3,555,440       103,879         6,485             0     3,665,804
Accounts pay. - intercompany          763,835         5,161        19,168        34,055       822,219
Accrued interest                            0             0             0             0             0
Accrued other taxes                   798,122        88,776        43,008           120       930,026
Accrued income taxes                        0             0             0             0             0
Other                                 222,657       410,475           949             0       634,081
  Total current liabilities         5,340,054       608,291        69,610        34,175     6,052,130

Long-term liabilities:
Advance from parent                      (938)     (371,504)            0             0      (372,442)
Environmental liabilities             100,000             0             0             0       100,000
Other                               2,073,691             0             0             0     2,073,691
  Total long-term liabilities       2,172,753      (371,504)            0             0     1,801,249

Deferred Credits:
Accum. deferred income taxes        4,857,302             0        30,479       (46,657)    4,841,124
Accum. deferred inv. tax cr.                0             0             0             0             0
  Total deferred credits            4,857,302             0        30,479       (46,657)    4,841,124

Total cap. and liabilities         39,162,260     8,111,500       838,143    29,637,050    77,748,953

                             NOTE:  Numbers may not foot due to rounding.

IES Transportation Inc.                                        EXHIBIT A (iii)
Consolidated Balance Sheet                                     PAGE 4 OF 6
As of December 31, 1996
                                                               Consol.
                                                Eliminat.        IES
                                   Subtotal      Entries      Transport
Capitalization and Liabilities -
Capitalization:
Common stock                       34,860,495    (9,696,226)   25,164,269
Paid-in surplus                             0                           0
Retained earnings                  24,693,955   (20,208,692)    4,485,263
  Total common equity              59,554,450   (29,904,918)   29,649,532

Long-term debt                      5,500,000                   5,500,000
  Total Capitalization             65,054,450   (29,904,918)   35,149,532

Current liabilities:
Long-term debt maturities                   0                           0
Accounts payable - trade            3,665,804                   3,665,804
Accounts pay. - intercompany          822,219       (35,316)      786,903
Accrued interest                            0                           0
Accrued other taxes                   930,026                     930,026
Accrued income taxes                        0                           0
Other                                 634,081                     634,081
  Total current liabilities         6,052,130       (35,316)    6,016,814

Long-term liabilities:
Advance from parent                  (372,442)                   (372,442)
Environmental liabilities             100,000                     100,000
Other                               2,073,691       588,929     2,662,620
  Total long-term liabilities       1,801,249       588,929     2,390,178

Deferred Credits:
Accum. deferred income taxes        4,841,124                   4,841,124
Accum. deferred inv. tax cr.                0                           0
  Total deferred credits            4,841,124             0     4,841,124

Total cap. and liabilities         77,748,953   (29,351,305)   48,397,648

                             NOTE:  Numbers may not foot due to rounding.

IES Transportation Inc.                                        EXHIBIT A (iii)
Consolidated Statement of Income                               PAGE 5 OF 6
For the Year Ended December 31, 1996
                                                IEI Barge      Transfer        IES
                                   CRANDIC       Services      Services     Transport.     Subtotal

Revenues:
Gas                                         0             0             0             0             0
Steam                                       0             0             0             0             0
Other                              17,374,451     1,872,195       415,265             0    19,661,911
  Total revenues                   17,374,451     1,872,195       415,265             0    19,661,911

Operating expenses:
Gas purchased for resale                    0             0             0             0             0
Other operating expenses            7,253,680       761,753       310,287           508     8,326,228
Maintenance                         1,679,969       116,251        15,280             0     1,811,500
Depreciation and amortization       1,237,189       397,724        52,711             0     1,687,624
Property taxes                        502,000        84,000        46,800             0       632,800
Miscellaneous taxes                   716,636        32,490             0             0       749,126
  Total operating expenses         11,389,474     1,392,218       425,078           508    13,207,278

Operating income (loss)             5,984,977       479,977        (9,813)         (508)    6,454,633

Other income and deductions:
Income from subsidiaries                    0             0             0    (3,603,852)   (3,603,852)
Other                                (173,889)       (4,159)          (48)       32,109      (145,987)
  Total                              (173,889)       (4,159)          (48)   (3,571,743)   (3,749,839)

Fixed charges:
Long-term debt                              0       488,832             0             0       488,832
Other debt                              7,824           847           931         7,638        17,240
                                        7,824       489,679           931         7,638       506,072

Income(loss) before inc. taxes      6,151,042        (5,543)      (10,696)    3,563,597     9,698,400

Federal and state income taxes:
Current                             2,053,003             0       (14,196)       (6,604)    2,032,203
Deferred                              483,686             0         9,827       (11,664)      481,849
Amortization of inv. tax. cr.               0             0             0             0             0
  Total income taxes                2,536,689             0        (4,369)      (18,268)    2,514,052

Net Income (Loss)                   3,614,353        (5,543)       (6,327)    3,581,865     7,184,348

                             NOTE:  Numbers may not foot due to rounding.

IES Transportation Inc.                                        EXHIBIT A (iii)
Consolidated Statement of Income                               PAGE 6 OF 6
For the Year Ended December 31, 1996
                                                               Consol.
                                                Eliminat.        IES
                                   Subtotal      Entries      Transport

Revenues:
Gas                                         0                           0
Steam                                       0                           0
Other                              19,661,911                  19,661,911
  Total revenues                   19,661,911             0    19,661,911

Operating expenses:
Gas purchased for resale                    0                           0
Other operating expenses            8,326,228                   8,326,228
Maintenance                         1,811,500                   1,811,500
Depreciation and amortization       1,687,624                   1,687,624
Property taxes                        632,800                     632,800
Miscellaneous taxes                   749,126                     749,126
  Total operating expenses         13,207,278             0    13,207,278

Operating income (loss)             6,454,633             0     6,454,633

Other income and deductions:
Income from subsidiaries           (3,603,852)    3,603,852             0
Other                                (145,987)       (1,375)     (147,362)
  Total                            (3,749,839)    3,602,477      (147,362)

Fixed charges:
Long-term debt                        488,832                     488,832
Other debt                             17,240                      17,240
                                      506,072             0       506,072

Income(loss) before inc. taxes      9,698,400    (3,602,477)    6,095,923

Federal and state income taxes:
Current                             2,032,203                   2,032,203
Deferred                              481,849                     481,849
Amortization of inv. tax. cr.               0                           0
  Total income taxes                2,514,052             0     2,514,052

Net Income (Loss)                   7,184,348    (3,602,477)    3,581,871

                             NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Balance Sheet                                      PAGE 1 OF 9
As of December 31, 1996
                                                    2001           2060          Center         Prairie
                                   Iowa Land      Develop.       Develop.         Place          Ridge
Assets -
Other property                      11,363,473      1,700,830     15,718,268      1,684,367      1,050,000
Less - accum. depreciation            (591,654)       (35,820)    (2,688,873)      (548,420)             0
  Net other property                10,771,819      1,665,010     13,029,395      1,135,947      1,050,000

Investments:
Consolidated subsidiaries                    0      2,107,273              0              0              0
Equity investments                           0         92,210              0              0              0
Decommissioning trust funds                  0              0              0              0              0
Other                                        0              0              0              0              0
  Total Investments                          0      2,199,483              0              0              0

Current assets:
Cash                                    21,861        167,740        345,150         71,040              0
Temp. cash invest - affiliates               0              0              0              0              0
Temp. cash investments                       0      1,310,000              0              0              0
Acct. rec. - customers, net             56,350              0         57,405          1,106              0
Acct. rec. - other                           0              0            260              0              0
Acct. rec. - intercompany              671,797      1,484,925              0              0              0
Materials and supplies                       0              0              0              0              0
Prepayments and other                  239,375         10,092        104,583         10,607              0
  Total current assets                 989,383      2,972,757        507,398         82,753              0

Other assets:
Advances payable to parent                   0              0              0              0          2,051
Deferred charges                             0              0        123,201              0              0
Regulatory assets                            0              0              0              0              0
Other                                  208,088              0              0         13,441              0
  Total other assets                   208,088              0        123,201         13,441          2,051

Total assets                        11,969,290      6,837,250     13,659,994      1,232,141      1,052,051

                             NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Balance Sheet                                      PAGE 2 OF 9
As of December 31, 1996
                                      IES          Village       Village          2002            IES
                                   Investco        Resorts      Lakeshares      Develop.      Investments
Assets -
Other property                               0              0      7,897,925      2,267,890       (300,781)
Less - accum. depreciation                   0              0     (2,241,293)      (246,791)             0
  Net other property                         0              0      5,656,632      2,021,099       (300,781)

Investments:
Consolidated subsidiaries                    0              0              0              0     27,639,458
Equity investments                   2,500,767              0              0              0     58,527,556
Decommissioning trust funds                  0              0              0              0              0
Other                                        0              0              0              0              0
  Total Investments                  2,500,767              0              0              0     86,167,014

Current assets:
Cash                                         0              0        410,574         80,374              0
Temp. cash invest - affiliates               0              0              0              0              0
Temp. cash investments                       0              0              0              0              0
Acct. rec. - customers, net                  0              0         20,581          3,608              0
Acct. rec. - other                     440,000              0         70,263              0              0
Acct. rec. - intercompany                    0              0              0              0      1,585,111
Materials and supplies                       0              0         80,334              0              0
Prepayments and other                        0              0      1,330,272          4,771              0
  Total current assets                 440,000              0      1,912,024         88,753      1,585,111

Other assets:
Advances payable to parent                   0              0              0              0              0
Deferred charges                             0              0              0          1,975              0
Regulatory assets                            0              0              0              0              0
Other                                        0              0      3,661,315              0              0
  Total other assets                         0              0      3,661,315          1,975              0

Total assets                         2,940,767              0     11,229,971      2,111,827     87,451,344

                             NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Balance Sheet                                      PAGE 3 OF 9
As of December 31, 1996
                                                                  Consol.
                                                  Eliminat.         IES
                                   Subtotal        Entries      Investments
Assets -
Other property                      41,381,972       (710,518)    40,671,454
Less - accum. depreciation          (6,352,851)                   (6,352,851)
  Net other property                35,029,121       (710,518)    34,318,603

Investments:
Consolidated subsidiaries           29,746,731    (29,746,731)             0
Equity investments                  61,120,533                    61,120,533
Decommissioning trust funds                  0                             0
Other                                        0                             0
  Total Investments                 90,867,264    (29,746,731)    61,120,533

Current assets:
Cash                                 1,096,739                     1,096,739
Temp. cash invest - affiliates               0                             0
Temp. cash investments               1,310,000                     1,310,000
Acct. rec. - customers, net            139,050                       139,050
Acct. rec. - other                     510,523                       510,523
Acct. rec. - intercompany            3,741,833     (2,594,203)     1,147,630
Materials and supplies                  80,334                        80,334
Prepayments and other                1,699,700                     1,699,700
  Total current assets               8,578,179     (2,594,203)     5,983,976

Other assets:
Advances payable to parent               2,051                         2,051
Deferred charges                       125,176                       125,176
Regulatory assets                            0                             0
Other                                3,882,844                     3,882,844
  Total other assets                 4,010,071              0      4,010,071

Total assets                       138,484,635    (33,051,452)   105,433,183

                             NOTE:  Numbers may not foot due to rounding.
                             NOTE: IES Investments has several international investments in "Equity investments" including a loan to a New Zealand company and an investment in an international venture capital fund. These investments may be included with IES International
                                    Inc. for management purposes.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Balance Sheet                                      PAGE 4 OF 9
As of December 31, 1996
                                                    2001           2060          Center         Prairie
                                   Iowa Land      Develop.       Develop.         Place          Ridge
Capitalization and Liabilities -
Capitalization:
Common stock                           200,000      8,250,000      4,956,972      1,205,891      1,060,000
Paid-in surplus                      9,370,565              0              0              0              0
Retained earnings                      903,577     (1,436,364)    (3,114,203)    (1,087,204)        (8,153)
  Total common equity               10,474,142      6,813,636      1,842,769        118,687      1,051,847

Long-term debt                               0              0      9,422,130      1,023,197              0
  Total Capitalization              10,474,142      6,813,636     11,264,899      1,141,884      1,051,847

Current liabilities:
Long-term debt maturities                    0              0              0              0              0
Accounts payable - trade                 6,099          1,130         26,764         29,990              0
Accounts pay. - intercompany           131,166              0      2,136,785              0            204
Accrued interest                             0              0          8,065            913              0
Accrued other taxes                    265,993         22,483        215,546         50,100              0
Accrued income taxes                         0              0              0              0              0
Other                                   50,000              0              0          9,250              0
  Total current liabilities            453,258         23,613      2,387,160         90,253            204

Long-term liabilities:
Advance from parent                          0              0              0              0              0
Environmental liabilities               70,000              0              0              0              0
Other                                  239,995              0          7,933              0              0
  Total long-term liabilities          309,995              0          7,933              0              0

Deferred Credits:
Accum. deferred income taxes           731,895              0              0              0              0
Accum. deferred inv. tax cr.                 0              0              0              0              0
  Total deferred credits               731,895              0              0              0              0

Total cap. and liabilities          11,969,290      6,837,249     13,659,992      1,232,137      1,052,051

                             NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Balance Sheet                                      PAGE 5 OF 9
As of December 31, 1996
                                      IES          Village       Village          2002            IES
                                   Investco        Resorts      Lakeshares      Develop.      Investments
Capitalization and Liabilities -
Capitalization:
Common stock                             1,000              0     14,107,520        136,191     86,201,037
Paid-in surplus                      1,999,829              0              0              0              0
Retained earnings                      707,868              0     (4,035,857)       (67,510)       886,239
  Total common equity                2,708,697              0     10,071,663         68,681     87,087,276

Long-term debt                               0              0          4,666      1,543,572              0
  Total Capitalization               2,708,697              0     10,076,329      1,612,253     87,087,276

Current liabilities:
Long-term debt maturities                    0              0              0              0              0
Accounts payable - trade                     0              0        114,417         22,572              0
Accounts pay. - intercompany            82,194              0              0        457,419              0
Accrued interest                             0              0              0          4,139              0
Accrued other taxes                          0              0        248,935         15,445              0
Accrued income taxes                         0              0              0              0              0
Other                                        0              0        790,291              0              0
  Total current liabilities             82,194              0      1,153,643        499,575              0

Long-term liabilities:
Advance from parent                          0              0              0              0              0
Environmental liabilities                    0              0              0              0              0
Other                                        0              0              0              0              0
  Total long-term liabilities                0              0              0              0              0

Deferred Credits:
Accum. deferred income taxes           149,876              0              0              0        364,068
Accum. deferred inv. tax cr.                 0              0              0              0              0
  Total deferred credits               149,876              0              0              0        364,068

Total cap. and liabilities           2,940,767              0     11,229,972      2,111,828     87,451,344

                             NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Balance Sheet                                      PAGE 6 OF 9
As of December 31, 1996
                                                                  Consol.
                                                  Eliminat.         IES
                                   Subtotal        Entries      Investments
Capitalization and Liabilities -
Capitalization:
Common stock                       116,118,611    (29,917,574)    86,201,037
Paid-in surplus                     11,370,394    (11,370,394)             0
Retained earnings                   (7,251,607)     7,701,639        450,032
  Total common equity              120,237,398    (33,586,329)    86,651,069

Long-term debt                      11,993,565       (332,803)    11,660,762
  Total Capitalization             132,230,963    (33,919,132)    98,311,831

Current liabilities:
Long-term debt maturities                    0        332,803        332,803
Accounts payable - trade               200,972                       200,972
Accounts pay. - intercompany         2,807,768     (2,594,203)       213,565
Accrued interest                        13,117                        13,117
Accrued other taxes                    818,502                       818,502
Accrued income taxes                         0                             0
Other                                  849,541                       849,541
  Total current liabilities          4,689,900     (2,261,400)     2,428,500

Long-term liabilities:
Advance from parent                          0                             0
Environmental liabilities               70,000                        70,000
Other                                  247,928      3,403,391      3,651,319
  Total long-term liabilities          317,928      3,403,391      3,721,319

Deferred Credits:
Accum. deferred income taxes         1,245,839       (274,311)       971,528
Accum. deferred inv. tax cr.                 0                             0
  Total deferred credits             1,245,839       (274,311)       971,528

Total cap. and liabilities         138,484,630    (33,051,452)   105,433,178

                             NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Statement of Income                                PAGE 7 OF 9
For the Year Ended December 31, 1996
                                                    2001           2060          Center         Prairie
                                   Iowa Land      Develop.       Develop.         Place          Ridge

Revenues:
Gas                                          0              0              0              0              0
Steam                                        0              0              0              0              0
Other                                1,570,366         97,373      2,994,403        291,816              0
  Total revenues                     1,570,366         97,373      2,994,403        291,816              0

Operating expenses:
Gas purchased for resale                     0              0              0              0              0
Other operating expenses             1,098,780        169,117        571,647         91,352          3,468
Maintenance                            224,477         25,711        490,245         32,240            735
Depreciation and amortization           34,826          9,660        545,364         67,478              0
Property taxes                          85,181         19,945        254,108         56,920            957
Miscellaneous taxes                          0              0              0              0              0
  Total operating expenses           1,443,264        224,433      1,861,364        247,990          5,160

Operating income (loss)                127,102       (127,060)     1,133,039         43,826         (5,160)

Other income and deductions:
Income from subsidiaries                     0              0              0              0              0
Other                                 (748,730)      (609,881)       483,542         (1,928)          (486)
  Total                               (748,730)      (609,881)       483,542         (1,928)          (486)

Fixed charges:
Long-term debt                           1,991              0        850,047         85,887              0

Income(loss) before inc. taxes         873,841        482,821       (200,550)       (40,133)        (4,674)

Federal and state income taxes:
Current                                 11,164              0              0              0              0
Deferred                               355,669              0              0              0              0
Amortization of inv. tax. cr.                0              0              0              0              0
  Total income taxes                   366,833              0              0              0              0

Net Income (Loss)                      507,008        482,821       (200,550)       (40,133)        (4,674)

                             NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Statement of Income                                PAGE 8 OF 9
For the Year Ended December 31, 1996
                                      IES          Village       Village          2002            IES
                                   Investco        Resorts      Lakeshares      Develop.      Investments

Revenues:
Gas                                          0              0              0              0              0
Steam                                        0              0              0              0              0
Other                                        0              0      4,313,353        479,113              0
  Total revenues                             0              0      4,313,353        479,113              0

Operating expenses:
Gas purchased for resale                     0              0              0              0              0
Other operating expenses                32,088              0      5,297,598        157,028              0
Maintenance                                  0              0        161,000         89,125              0
Depreciation and amortization                0              0        568,585         78,622              0
Property taxes                               0              0        154,602         16,497              0
Miscellaneous taxes                          0              0              0              0              0
  Total operating expenses              32,088              0      6,181,785        341,272              0

Operating income (loss)                (32,088)             0     (1,868,432)       137,841              0

Other income and deductions:
Income from subsidiaries                     0              0              0              0       (173,284)
Other                               (1,352,108)             0       (429,391)        19,828     (1,472,173)
  Total                             (1,352,108)             0       (429,391)        19,828     (1,645,457)

Fixed charges:
Long-term debt                          34,736              0         19,424        133,523        131,526

Income(loss) before inc. taxes       1,285,284              0     (1,458,465)       (15,510)     1,513,931

Federal and state income taxes:
Current                                418,473              0              0              0         11,858
Deferred                               115,026              0       (249,768)             0       (119,804)
Amortization of inv. tax. cr.                0              0              0              0              0
  Total income taxes                   533,499              0       (249,768)             0       (107,946)

Net Income (Loss)                      751,785              0     (1,208,697)       (15,510)     1,621,877

                             NOTE:  Numbers may not foot due to rounding.

IES Investments Inc.                                            EXHIBIT A (iv)
Consolidated Statement of Income                                PAGE 9 OF 9
For the Year Ended December 31, 1996
                                                                  Consol.
                                                  Eliminat.         IES
                                   Subtotal        Entries      Investments

Revenues:
Gas                                          0                             0
Steam                                        0                             0
Other                                9,746,424                     9,746,424
  Total revenues                     9,746,424              0      9,746,424

Operating expenses:
Gas purchased for resale                     0                             0
Other operating expenses             7,421,078                     7,421,078
Maintenance                          1,023,533                     1,023,533
Depreciation and amortization        1,304,535                     1,304,535
Property taxes                         588,210                       588,210
Miscellaneous taxes                          0                             0
  Total operating expenses          10,337,356              0     10,337,356

Operating income (loss)               (590,932)             0       (590,932)

Other income and deductions:
Income from subsidiaries              (173,284)       173,072           (212)
Other                               (4,111,327)       207,792     (3,903,535)
  Total                             (4,284,611)       380,864     (3,903,747)

Fixed charges:
Long-term debt                       1,257,134       (108,796)     1,148,338

Income(loss) before inc. taxes       2,436,545       (272,068)     2,164,477

Federal and state income taxes:
Current                                441,495                       441,495
Deferred                               101,123                       101,123
Amortization of inv. tax. cr.                0                             0
  Total income taxes                   542,618              0        542,618

Net Income (Loss)                    1,893,927       (272,068)     1,621,859

                             NOTE:  Numbers may not foot due to rounding.

IES Energy Inc.                                                  EXHIBIT A (v)
Consolidated Balance Sheet                                       PAGE 1 OF 6
As of December 31, 1996
                                                                           IES
                                    IEA        Whiting        Ely        Energy      Subtotal
Assets -
Other property                   33,916,360  159,742,869            0            0  193,659,229
Less - accum. depreciation       (3,822,091) (46,214,162)           0            0  (50,036,253)
  Net other property             30,094,269  113,528,707            0            0  143,622,976

Investments:
Consolidated subsidiaries                 0            0            0  136,131,427  136,131,427
Equity investments                        0            0            0            0            0
Decommissioning trust funds               0            0            0            0            0
Other                                     0            0      104,614            0      104,614
  Total Investments                       0            0      104,614  136,131,427  136,236,041

Current assets:
Cash                              2,390,679      779,819       27,098            0    3,197,596
Temp. cash invest - affiliates            0            0            0            0            0
Temp. cash investments                    0            0            0            0            0
Acct. rec. - customers, net      17,593,565    7,631,638            0            0   25,225,203
Acct. rec. - other                        0      728,205            0            0      728,205
Acct. rec. - intercompany         1,390,335    4,625,509            0            0    6,015,844
Income tax refunds receivable             0            0            0            0            0
Materials and supplies                    0            0            0            0            0
Prepayments and other               728,555    1,888,499            0            0    2,617,054
  Total current assets           22,103,134   15,653,670       27,098            0   37,783,902

Other assets:
Deferred charges                          0            0            0            0            0
Regulatory assets                         0            0            0            0            0
Other                                 6,100       44,141            0            0       50,241
  Total other assets                  6,100       44,141            0            0       50,241

Total assets                     52,203,503  129,226,518      131,712  136,131,427  317,693,160

                             NOTE:  Numbers may not foot due to rounding.

IES Energy Inc.                                                  EXHIBIT A (v)
Consolidated Balance Sheet                                       PAGE 2 OF 6
As of December 31, 1996
                                                            Consol.
                                              Eliminat.       IES
                                 Subtotal      Entries      Energy
Assets -
Other property                  193,659,229               193,659,229
Less - accum. depreciation      (50,036,253)              (50,036,253)
  Net other property            143,622,976            0  143,622,976

Investments:
Consolidated subsidiaries       136,131,427 (136,131,427)           0
Equity investments                        0                         0
Decommissioning trust funds               0                         0
Other                               104,614                   104,614
  Total Investments             136,236,041 (136,131,427)     104,614

Current assets:
Cash                              3,197,596                 3,197,596
Temp. cash invest - affiliates            0                         0
Temp. cash investments                    0                         0
Acct. rec. - customers, net      25,225,203                25,225,203
Acct. rec. - other                  728,205                   728,205
Acct. rec. - intercompany         6,015,844   (1,385,651)   4,630,193
Income tax refunds receivable             0                         0
Materials and supplies                    0                         0
Prepayments and other             2,617,054                 2,617,054
  Total current assets           37,783,902   (1,385,651)  36,398,251

Other assets:
Deferred charges                          0                         0
Regulatory assets                         0                         0
Other                                50,241                    50,241
  Total other assets                 50,241            0       50,241

Total assets                    317,693,160 (137,517,078) 180,176,082

                             NOTE:  Numbers may not foot due to rounding.

IES Energy Inc.                                                  EXHIBIT A (v)
Consolidated Balance Sheet                                       PAGE 3 OF 6
As of December 31, 1996
                                                                           IES
                                    IEA        Whiting        Ely        Energy      Subtotal
Capitalization and Liabilities -
Capitalization:
Common stock                     30,855,842  100,039,352      131,712  128,622,967  259,649,873
Paid-in surplus                           0            0            0            0            0
Retained earnings                 1,724,788    3,420,036            0    8,345,005   13,489,829
  Total common equity            32,580,630  103,459,388      131,712  136,967,972  273,139,702

Long-term debt                            0            0            0            0            0
  Total Capitalization           32,580,630  103,459,388      131,712  136,967,972  273,139,702

Current liabilities:
Long-term debt maturities                 0            0            0            0            0
Accounts payable - trade         16,780,740    7,889,272            0            0   24,670,012
Accounts pay. - intercompany      1,628,441            0            0            0    1,628,441
Accrued interest                          0            0            0            0            0
Accrued other taxes                 186,253      425,754            0            0      612,007
Accrued income taxes                      0      334,930            0            0      334,930
Other                                90,691    1,520,173            0      100,000    1,710,864
  Total current liabilities      18,686,125   10,170,129            0      100,000   28,956,254

Long-term liabilities:
Advance from parent                       0            0            0            0            0
Environmental liabilities                 0    7,034,000            0            0    7,034,000
Other                                     0            0            0            0            0
  Total long-term liabilities             0    7,034,000            0            0    7,034,000

Deferred Credits:
Accum. deferred income taxes        936,749    8,563,000            0     (936,546)   8,563,203
Accum. deferred inv. tax cr.              0            0            0            0            0
  Total deferred credits            936,749    8,563,000            0     (936,546)   8,563,203

Total cap. and liabilities       52,203,504  129,226,517      131,712  136,131,426  317,693,159

                             NOTE:  Numbers may not foot due to rounding.

IES Energy Inc.                                                  EXHIBIT A (v)
Consolidated Balance Sheet                                       PAGE 4 OF 6
As of December 31, 1996
                                                            Consol.
                                              Eliminat.       IES
                                 Subtotal      Entries      Energy
Capitalization and Liabilities -
Capitalization:
Common stock                    259,649,873 (131,026,906) 128,622,967
Paid-in capital                           0                         0
Retained earnings                13,489,829   (5,144,824)   8,345,005
  Total common equity           273,139,702 (136,171,730) 136,967,972

Long-term debt                            0                         0
  Total Capitalization          273,139,702 (136,171,730) 136,967,972

Current liabilities:
Long-term debt maturities                 0                         0
Accounts payable - trade         24,670,012                24,670,012
Accounts pay. - intercompany      1,628,441   (1,385,651)     242,790
Accrued interest                          0                         0
Accrued other taxes                 612,007                   612,007
Accrued income taxes                334,930                   334,930
Other                             1,710,864                 1,710,864
  Total current liabilities      28,956,254   (1,385,651)  27,570,603

Long-term liabilities:
Advance from parent                       0                         0
Environmental liabilities         7,034,000                 7,034,000
Other                                     0       40,303       40,303
  Total long-term liabilities     7,034,000       40,303    7,074,303

Deferred Credits:
Accum. deferred income taxes      8,563,203                 8,563,203
Accum. deferred inv. tax cr.              0                         0
  Total deferred credits          8,563,203            0    8,563,203

Total cap. and liabilities      317,693,159 (137,517,078) 180,176,081

                             NOTE:  Numbers may not foot due to rounding.

IES Energy Inc.                                                  EXHIBIT A (v)
Consolidated Statement of Income                                 PAGE 5 OF 6
For the Year Ended December 31, 1996
                                                                           IES
                                    IEA        Whiting        Ely        Energy      Subtotal

Revenues:
Gas                             113,114,630            0            0            0  113,114,630
Steam                             4,362,130            0            0            0    4,362,130
Other                             9,455,572   65,724,379            0            0   75,179,951
  Total revenues                126,932,332   65,724,379            0            0  192,656,711

Operating expenses:
Gas purchased for resale        114,899,989            0            0            0  114,899,989
Other operating expenses         14,347,844   29,721,935            0      100,000   44,169,779
Maintenance                         297,050            0            0            0      297,050
Depreciation and amortization       892,311   18,488,841            0            0   19,381,152
Property taxes                      159,600            0            0            0      159,600
Miscellaneous taxes                       0    2,438,020            0            0    2,438,020
  Total operating expenses      130,596,794   50,648,796            0      100,000  181,345,590

Operating income (loss)          (3,664,462)  15,075,583            0     (100,000)  11,311,121

Other income and deductions:
Income from subsidiaries                  0            0            0   (7,841,832)  (7,841,832)
Other                               (17,685)     (76,248)       1,419            0      (92,514)
  Total                             (17,685)     (76,248)       1,419   (7,841,832)  (7,934,346)

Fixed charges:
Long-term debt                      135,607      104,555            0            0      240,162

Income(loss) before inc. taxes   (3,782,384)  15,047,276       (1,419)   7,741,832   19,005,305

Federal and state income taxes:
Current                          (1,270,569)   2,337,000            0            0    1,066,431
Deferred                           (327,368)   2,683,000            0      (41,979)   2,313,653
Amortization of inv. tax. cr.             0            0            0            0            0
  Total income taxes             (1,597,937)   5,020,000            0      (41,979)   3,380,084

Net Income (Loss)                (2,184,447)  10,027,276       (1,419)   7,783,811   15,625,221

                             NOTE:  Numbers may not foot due to rounding.

IES Energy Inc.                                                  EXHIBIT A (v)
Consolidated Statement of Income                                 PAGE 6 OF 6
For the Year Ended December 31, 1996
                                                            Consol.
                                              Eliminat.       IES
                                 Subtotal      Entries      Energy

Revenues:
Gas                             113,114,630               113,114,630
Steam                             4,362,130                 4,362,130
Other                            75,179,951   (1,671,105)  73,508,846
  Total revenues                192,656,711   (1,671,105) 190,985,606

Operating expenses:
Gas purchased for resale        114,899,989   (1,425,990) 113,473,999
Other operating expenses         44,169,779     (245,115)  43,924,664
Maintenance                         297,050                   297,050
Depreciation and amortization    19,381,152                19,381,152
Property taxes                      159,600                   159,600
Miscellaneous taxes               2,438,020                 2,438,020
  Total operating expenses      181,345,590   (1,671,105) 179,674,485

Operating income (loss)          11,311,121            0   11,311,121

Other income and deductions:
Income from subsidiaries         (7,841,832)   7,841,832            0
Other                               (92,514)        (434)     (92,948)
  Total                          (7,934,346)   7,841,398      (92,948)

Fixed charges:
Long-term debt                      240,162                   240,162

Income(loss) before inc. taxes   19,005,305   (7,841,398)  11,163,907

Federal and state income taxes:
Current                           1,066,431                 1,066,431
Deferred                          2,313,653                 2,313,653
Amortization of inv. tax. cr.             0                         0
  Total income taxes              3,380,084            0    3,380,084

Net Income (Loss)                15,625,221   (7,841,398)   7,783,823

                             NOTE:  Numbers may not foot due to rounding.

IES International Inc.                                          EXHIBIT A (vi)
Consolidated Balance Sheet                                      PAGE 1 OF 3
As of December 31, 1996
                                                                                           Consol.
                                     IES           IES                      Eliminat.        IES
                                 New Zealand  International    Subtotal      Entries    International
Assets -
Other property                              0             0             0                           0
Less - accum. depreciation                  0             0             0                           0
  Net other property                        0             0             0             0             0

Investments:
Consolidated subsidiaries                   0    19,540,535    19,540,535   (19,540,535)            0
Equity investments                          0             0             0                           0
Decommissioning trust funds                 0             0             0                           0
Investment in foreign entities     19,683,049    13,597,794    33,280,843                  33,280,843
Other                                       0             0             0                           0
  Total Investments                19,683,049    33,138,329    52,821,378   (19,540,535)   33,280,843

Current assets:
Cash                                        0             0             0                           0
Temp. cash invest - affiliates              0             0             0                           0
Temp. cash investments                      0             0             0                           0
Acct. rec. - customers, net                 0             0             0                           0
Acct. rec. - other                          0             0             0                           0
Acct. rec. - intercompany             135,694             0       135,694      (135,694)            0
Income tax refunds receivable               0             0             0                           0
Materials and supplies                      0             0             0                           0
Prepayments and other                       0             0             0                           0
  Total current assets                135,694             0       135,694      (135,694)            0

Other assets:
Deferred charges                            0             0             0                           0
Regulatory assets                           0             0             0                           0
Other                                       0             0             0                           0
  Total other assets                        0             0             0             0             0

Total assets                       19,818,743    33,138,329    52,957,072   (19,676,229)   33,280,843

                             NOTE:  Numbers may not foot due to rounding.

IES International Inc.                                          EXHIBIT A (vi)
Consolidated Balance Sheet                                      PAGE 2 OF 3
As of December 31, 1996
                                                                                           Consol.
                                     IES           IES                      Eliminat.        IES
                                 New Zealand  International    Subtotal      Entries    International
Capitalization and Liabilities -
Capitalization:
Common stock                       18,519,619    16,561,553    35,081,172   (18,519,619)   16,561,553
Paid-in surplus                             0             0             0                           0
Retained earnings                   1,020,916       427,446     1,448,362    (1,020,916)      427,446
  Total common equity              19,540,535    16,988,999    36,529,534   (19,540,535)   16,988,999

Cum. pref. stock                            0    15,879,002    15,879,002                  15,879,002
  Total Capitalization             19,540,535    32,868,001    52,408,536   (19,540,535)   32,868,001

Current liabilities:
Long-term debt maturities                   0             0             0                           0
Accounts payable - trade                    0        65,000        65,000                      65,000
Accounts pay. - intercompany                0       720,870       720,870      (135,694)      585,176
Accrued interest                            0             0             0                           0
Accrued other taxes                         0             0             0                           0
Accrued income taxes                  278,208             0       278,208                     278,208
Other                                       0             0             0                           0
  Total current liabilities           278,208       785,870     1,064,078      (135,694)      928,384

Long-term liabilities:
Advance from parent                         0             0             0                           0
Environmental liabilities                   0             0             0                           0
Other                                       0             0             0                           0
  Total long-term liabilities               0             0             0             0             0

Deferred Credits:
Accum. deferred income taxes                0      (515,542)     (515,542)                   (515,542)
Accum. deferred inv. tax cr.                0             0             0                           0
  Total deferred credits                    0      (515,542)     (515,542)            0      (515,542)

Total cap. and liabilities         19,818,743    33,138,329    52,957,072   (19,676,229)   33,280,843

                             NOTE:  Numbers may not foot due to rounding.

IES International Inc.                                          EXHIBIT A (vi)
Consolidated Statement of Income                                PAGE 3 OF 3
For the Year Ended December 31, 1996
                                                                                           Consol.
                                     IES           IES                      Eliminat.        IES
                                 New Zealand  International    Subtotal      Entries    International

Revenues:
Gas                                         0             0             0                           0
Steam                                       0             0             0                           0
Other                                       0             0             0                           0
  Total revenues                            0             0             0             0             0

Operating expenses:
Gas purchased for resale                    0             0             0                           0
Other operating expenses                    1     1,107,372     1,107,373                   1,107,373
Maintenance                                 0             0             0                           0
Depreciation and amortization               0             0             0                           0
Property taxes                              0             0             0                           0
Miscellaneous taxes                         0             0             0                           0
  Total operating expenses                  1     1,107,372     1,107,373             0     1,107,373

Operating income (loss)                    (1)   (1,107,372)   (1,107,373)            0    (1,107,373)

Other income and deductions:
Income from consol. subsidiaries            0    (1,020,917)   (1,020,917)    1,020,917             0
Income from equity subsidiaries             0      (250,000)     (250,000)                   (250,000)
Other                              (1,356,089)      (50,301)   (1,406,390)                 (1,406,390)
  Total                            (1,356,089)   (1,321,218)   (2,677,307)    1,020,917    (1,656,390)


Fixed charges:
Long-term debt                         53,386        14,580        67,966                      67,966

Income before income taxes          1,302,702       199,266     1,501,968    (1,020,917)      481,051

Federal and state income taxes:
Current                               281,787       287,361       569,148                     569,148
Deferred                                    0      (515,542)     (515,542)                   (515,542)
Amortization of inv. tax. cr.               0             0             0                           0
  Total income taxes                  281,787      (228,181)       53,606             0        53,606

Net Income                          1,020,915       427,447     1,448,362    (1,020,917)      427,445

                             NOTE:  Numbers may not foot due to rounding.